                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)   March 3, 1997
                                                         --------------------

                          QUEENS COUNTY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                                0-22278                                06-1377322
         --------                                -------                                ----------
(State or other jurisdiction of           (Commission File Number)           (I.R.S. Employer Identification No.)
 incorporation or organization)


                  38-25 Main Street, Flushing, New York 11354
                  -------------------------------------------
                   (Address of principal executive offices)

    (Registrant's telephone number, including area code)   (718)   359-6400
                                                          -------------------

                                Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K



Item 1.  Changes in Control of Registrant

                 Not applicable.

Item 2.  Acquisition or Disposition of Assets

                 Not applicable.

Item 3.          Bankruptcy or Receivership

                 Not applicable.

Item 4.          Changes in Registrant's Certifying Accountant

                 Not applicable

Item 5.  Other Events

                 Queens County Bancorp, Inc. (the "Company"), a Delaware Corporation, has declared a three-for-two stock split in the form of a 50% stock dividend, payable on April 10, 1997 to shareholders of record on March 17, 1997. Cash in lieu of fractional shares will be based on the average of the high and low bids on the date of record, as adjusted for the split.

Item 6.  Resignations of Registrant's Directors

                 Not applicable.

Item 7.  Financial Statements and Exhibits

                 (a) No financial statements of businesses acquired are required.

                 (b)   No pro forma financial information is required.

                 (c) Attached as an exhibit is the Company's press release announcing the stock split.

Item 8.   Change in Fiscal Year

                 Not applicable.

                                   Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 3, 1997                           QUEENS COUNTY BANCORP, INC.
-------------
     Date


                                        /s/ Joseph R. Ficalora
                                        ---------------------------
                                        Joseph R. Ficalora
                                        Chairman, President, and
                                        Chief Executive Officer